UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2018

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the pricing of the Secondary Offering (defined below) is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 8.01	Other Events.

On May 22, 2018, FB Financial Corporation (the “Company”) announced the pricing of the previously announced underwritten secondary public offering of a total of 3,200,000 shares of its common stock at a price to the public of $41.25 per share, all of which will be sold by Mr. James W. Ayers (the “Selling Shareholder”). In addition, the Selling Shareholder has granted to the underwriters an option for 30 days to purchase up to 480,000 additional shares of common stock to cover overallotments, if any, at the public offering price, less the underwriting discount (the “Secondary Offering”).

The Secondary Offering is expected to close on May 25, 2018, subject to the satisfaction of customary closing conditions. The Company will not receive any proceeds from the Secondary Offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 22, 2018

No Offer or Sale

This Report does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock in the Secondary Offering nor shall there be any sale of the shares of common stock in the Secondary Offering in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. An offering of shares of common stock in the Secondary Offering may be made only by means of the prospectus supplement and accompanying prospectus, which have been or will be filed with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements relating to the timing and closing of the Secondary Offering. These forward-looking statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that the forward-looking statements will occur. Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties. Because of these risks and other uncertainties, the outcome of matters that are the subject of forward-looking statements may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Report. Readers of this Report should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date: May 22, 2018